Note 9 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

NOTE 9:  COMMITMENTS AND CONTINGENCIES

Environmental

Kodak’s undiscounted accrued liabilities for future environmental investigation, remediation and monitoring costs are composed of the following items:

	As of December 31,
(in millions)	2015	2014
Other current operating sites	$7	$7
Sites associated with former operations	—	10
Sites associated with the non-imaging health businesses sold in 1994	6	11
Total	$13	$28

These amounts are reported in Other long-term liabilities and Current liabilities held for sale in the accompanying Consolidated Statement of Financial Position.

Cash expenditures for pollution prevention and waste treatment for Kodak's current facilities were as follows:

	Successor			Predecessor
(in millions)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Four Months Ended December 31, 2013	For the Eight Months Ended August 31, 2013
Recurring costs for pollution prevention and waste treatment	$13	$13	$5	$16
Capital expenditures for pollution prevention and waste treatment	2	2	2	—
Total	$15	$15	$7	$16

Environmental expenditures that relate to an existing condition caused by past operations and that do not provide future benefits are expensed as incurred.  Costs that are capital in nature and that provide future benefits are capitalized.  Liabilities are recorded when environmental assessments are made or the requirement for remedial efforts is probable, and the costs can be reasonably estimated.  The timing of accruing for these remediation liabilities is generally no later than the completion of feasibility studies.  Kodak has an ongoing monitoring and identification process to assess how the activities, with respect to the known exposures, are progressing against the accrued cost estimates.

Cash expenditures for the aforementioned investigation, remediation and monitoring activities are expected to be incurred over the next thirty years for most of the sites.  For these known environmental liabilities, the accrual reflects Kodak’s best estimate of the amount it will incur under the agreed-upon or proposed work plans.  Kodak’s cost estimates were determined using the ASTM Standard E 2137-06, "Standard Guide for Estimating Monetary Costs and Liabilities for Environmental Matters," and have not been reduced by possible recoveries from third parties.  The overall method includes the use of a probabilistic model which forecasts a range of cost estimates for the remediation required at individual sites.  The projects are closely monitored and the models are reviewed as significant events occur or at least once per year.  Kodak’s estimate includes investigations, equipment and operating costs for remediation and long-term monitoring of the sites.

The Company provided an indemnity as part of the 1994 sale of Sterling Corporation (now “STWB”), which covered a number of environmental sites including the Lower Passaic River Study Area (“LPRSA”) portion of the Diamond Alkali Superfund Site. STWB, now owned by Bayer Corporation, is a potentially responsible party at the LPRSA site based on alleged releases from facilities formerly owned by subsidiaries of Sterling. On February 29, 2012, the Company notified STWB and Bayer that, under the voluntary petition for bankruptcy by the Company and its U.S. subsidiaries, it elected to discontinue funding and participation in remedial investigations of the LPRSA. STWB and its parent, Bayer, filed proofs of claim against the Company and its U.S. subsidiaries.  These claims have been discharged pursuant to the First Amended Joint Chapter 11 Plan of Reorganization.  Environmental matters at three sites owned by the Company and one site for which the Company was not the owner but was responsible for the remediation were not resolved by the discharge.  On March 17, 2015, the Company entered into an agreement with STWB related to these four sites.  The agreement calls for the Company to retain ownership and environmental responsibility of one of the sites.  Ownership and environmental responsibility for one site and environmental responsibility for the unowned site transferred to STWB in the second quarter of 2015. Ownership of the remaining site is expected to pass to an unrelated party by 2018 at which point the Company’s environmental responsibility will pass to STWB.  If the ownership for the fourth site does not transfer to that unrelated party prior to January 1, 2020, the Company and STWB will share approximately equally in the ongoing costs of the site.  As a result of this agreement, the Company reduced its environmental liabilities by approximately $5 million and recognized a gain in the first quarter of 2015 of the same amount.

On January 14, 2015, the Company sold its property in Middleway, West Virginia and transferred the related environmental liability to Commercial Liability Partners WV, LLC (CLP).  As part of the transaction, the Company withdrew from its Voluntary Remediation Agreement with the West Virginia Department of Environmental Protection, received an indemnity from CLP regarding any environmental obligations, and was named insured in an environmental insurance policy for a period of ten years in the case of breach by CLP.  As of December 31, 2014, the $2 million net book value of the Middleway property was classified in Current assets held for sale and the environmental liability of approximately $9 million was classified as Current liabilities held for sale.  The Company released the environmental liability associated with the site and recognized a gain of approximately $5 million on the transaction in 2015.

Estimates of the amount and timing of future costs of environmental remediation requirements are by their nature imprecise because of the continuing evolution of environmental laws and regulatory requirements, the availability and application of technology, the identification of presently unknown remediation sites and the allocation of costs among the potentially responsible parties.  Based on information presently available, Kodak does not believe it is reasonably possible that losses for known exposures could exceed current accruals by material amounts, although costs could be material to a particular quarter or year.

Asset Retirement Obligations

Kodak’s asset retirement obligations primarily relate to asbestos contained in buildings that Kodak owns.  In many of the countries in which Kodak operates, environmental regulations exist that require Kodak to handle and dispose of asbestos in a special manner if a building undergoes major renovations or is demolished.  Otherwise, Kodak is not required to remove the asbestos from its buildings.  Kodak records a liability equal to the estimated fair value of its obligation to perform asset retirement activities related to the asbestos, computed using an expected present value technique, when sufficient information exists to calculate the fair value.  Kodak does not have a liability recorded related to every building that contains asbestos because Kodak cannot estimate the fair value of its obligation for certain buildings due to a lack of sufficient information about the range of time over which the obligation may be settled through demolition, renovation or sale of the building.

The following table provides asset retirement obligation activity:

	For the Year Ended December 31,
(in millions)	2015	2014
Asset Retirement Obligations at start of period	$53	$52
Liabilities incurred in the current period	1	3
Liabilities settled in the current period	(3)	(1)
Accretion expense	2	2
Revision in estimated cash flows	(6)	(2)
Foreign exchange impact	—	(1)
Asset Retirement Obligations at end of period	$47	$53

Other Commitments and Contingencies

The Company and its subsidiaries have entered into operating leases for various real estate and equipment needs.  Rental expense, net of minor sublease income, amounted to $28 million, $36 million, $15 million and $35 million in the years ended December 31, 2015 and December 31, 2014, four months ending December 31, 2013, and eight months ending August 31, 2013, respectively.

As of December 31, 2015, the Company had outstanding letters of credit of $118 million issued under the ABL Credit Agreement as well as bank guarantees and letters of credit of $4 million, surety bonds in the amount of $17 million, and restricted cash and deposits of $58 million, primarily to support compliance with the Excess Availability threshold under the ABL Credit Agreement, to ensure the payment of possible casualty and workers compensation claims, environmental liabilities, legal contingencies, rental payments, and to support various customs, hedging, tax and trade activities.  The restricted cash and deposits are recorded in Restricted cash, Other current assets and Other long-term assets in the Consolidated Statement of Financial Position.

Kodak’s Brazilian operations are involved in various litigation matters and have received or been the subject of numerous governmental assessments related to indirect and other taxes in various stages of litigation, as well as civil litigation and disputes associated with former employees and contract labor.  The tax matters, which comprise the majority of the litigation matters, are primarily related to federal and state value-added taxes.  Kodak is disputing these matters and intends to vigorously defend its position.  Based on the opinion of legal counsel and current reserves already recorded for those matters deemed probable of loss, management does not believe that the ultimate resolution of these matters will materially impact Kodak’s results of operations or financial position. Kodak routinely assesses all these matters as to the probability of ultimately incurring a liability in its Brazilian operations and records its best estimate of the ultimate loss in situations where it assesses the likelihood of loss as probable.  As of December 31, 2015, the unreserved portion of these contingencies, inclusive of any related interest and penalties, for which there was at least a reasonable possibility that a loss may be incurred, amounted to approximately $49 million.

In connection with assessments in Brazil, local regulations may require Kodak to post security for a portion of the amounts in dispute. As of December 31, 2015, Kodak has posted security composed of $6 million of pledged cash reported within Restricted cash in the Consolidated Statement of Financial Position and liens on certain Brazilian assets with a net book value of approximately $62 million.  Generally, any encumbrances on the Brazilian assets would be removed to the extent the matter is resolved in Kodak's favor.

Kodak is involved in various lawsuits, claims, investigations, remediation and proceedings, including commercial, customs, employment, environmental, and health and safety matters, which are being handled and defended in the ordinary course of business.  Kodak is also subject, from time to time, to various assertions, claims, proceedings and requests for indemnification concerning intellectual property, including patent infringement suits involving technologies that are incorporated in a broad spectrum of Kodak’s products.  These matters are in various stages of investigation and litigation, and are being vigorously defended.  Based on information currently available Kodak does not believe that it is probable that the outcomes in any of these matters, individually or collectively, will have a material adverse effect on its financial condition or results of operations. Litigation is inherently unpredictable, and judgments could be rendered or settlements entered that could adversely affect Kodak’s operating results or cash flows in a particular period.  Kodak routinely assesses all of its litigation and threatened litigation as to the probability of ultimately incurring a liability, and records its best estimate of the ultimate loss in situations where it assesses the likelihood of loss as probable.